Exhibit 10.2

APOLLO STRATEGIC GROWTH CAPITAL II

9 West 57th Street, 42nd Floor

New York, NY 10019

August 9, 2023

APSG Sponsor II, L.P.
9 West 57th Street, 42nd Floor
New York, NY 10019

Re:Amendment to Administrative Services Agreement

Ladies and Gentlemen:

Reference is hereby made to the Administrative Services Agreement by and between Apollo Strategic Growth Capital II, a Cayman Islands exempted company incorporated with limited liability (the “Company”), and APSG Sponsor II, L.P., a Cayman Islands exempted limited partnership (the “Sponsor”), dated as of February 9, 2021 (the “Agreement”). Capitalized terms used in this letter without definition have the meanings ascribed to them in the Agreement.

This letter will confirm the agreement that, rather than being payable for up to 27 months under clause (i) of the Agreement, monthly payments paid by the Company to the Sponsor in the amount of $16,667, shall be payable until the earlier of February 12, 2024 or the Termination Date.

Except as provided in the preceding paragraph, all other terms and provisions of the Agreement shall remain in full force and effect.

[Signature page follows]

Very truly yours,

APOLLO STRATEGIC GROWTH CAPITAL II

By:	/s/ James Crossen
	Name:	James Crossen
	Title:	Chief Financial Officer

AGREED TO AND ACCEPTED BY:

APSG SPONSOR II, L.P.

By: AP Caps II Holdings GP, LLC, its general partner
By: Apollo Principal Holdings III, L.P., its managing member
By: Apollo Principal Holdings III GP, Ltd., its general partner

By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

[Apollo Strategic Growth Capital II Amendment to Administrative Services Agreement]